Prospectus Supplement	June 30, 2006

PUTNAM VARIABLE TRUST Prospectuses dated April 30, 2006

The section “Who manages the funds?” is supplemented with respect to Putnam VT Global Equity Fund (to the extent that this prospectus offers this fund) to reflect that the members of the Global Core Team primarily responsible for the day-to-day management of the fund’s portfolio are now solely Shigeki Makino (Portfolio Leader) and Bradford Greenleaf (Portfolio Member).

HV-5794

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